                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 14, 2005

                       Peoples Ohio Financial Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         OHIO                   0-49619                   31-1795575
-----------------------  --------------------- ---------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

                             635 South Market Street
                                Troy, Ohio 45373
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 937.339.5000

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17 CFR 240.13e-4(c))


                                    FORM 8-K

Item 8.01     Other Events.

The following was contained in a press release issued by Peoples Ohio Financial Corporation on April 14, 2005:


                       PEOPLES OHIO FINANCIAL CORPORATION
                               FINANCIAL OVERVIEW
                            THIRD QUARTER FISCAL 2005

Peoples Ohio Financial Corporation (the "Company"), the holding company for Peoples Savings Bank (the "Bank"), reported earnings of $1,303,000 for the nine months ended March 31, 2005, a decline of $6,000, or 0.46%, from the $1,309,000 reported for the same period in 2004. Basic and fully diluted earnings per share were $0.18 for the nine months ended March 31, 2005, compared to $0.18 and $0.17, respectively for the nine months ended March 31, 2004.

Net interest income was $5,276,000 for the nine months ended March 31, 2005, $43,000 or 0.82%, greater than the $5,233,000 reported for the nine months ended March 31, 2004. While the Bank continues to be primarily a mortgage lender, it's focus on shorter-term interest earning assets over the past twenty-four months has resulted in an overall loan portfolio of shorter duration with a slightly lower overall yield. Total interest income was $8,223,000 for the nine months ended March 31, 2005 a decline of $199,000, or 2.36% from the $8,422,000 reported during the nine months ended March 31, 2004. This decline was attributable to a decline in average loans outstanding, which were $156.7 million during the nine month period ended March 31, 2005 compared to $164.0 million during the same nine month period in 2004. The average yield earned on loans for each of the nine-month periods was stable, declining 9 basis points from the nine-month period ended March 31, 2004 to 2005. The decline in interest income was offset by a $242,000 or 7.59% decline in interest expense during the same period and was primarily due to a decline in the average balance of Federal Home Loan Bank borrowings during the nine months ended March 31, 2005 in comparison to the same period during 2004.

Noninterest income was $1,512,000 for the first nine months of fiscal 2005, compared to the $1,583,000 recorded for the nine months ended March 31, 2004, as increases in overdraft income accounts of $33,000, were more than off-set by a decline in revenue generated by trust operations of $72,000.

Noninterest expense was $4,765,000 for the first nine months of fiscal 2005, $32,000 or .67 % less than the $4,797,000 reported for the nine months ended March 31, 2004.

Net income for the third quarter of fiscal 2005 was $440,000, $35,000 or 8.65% greater than net income of $405,000 earned in the third quarter of fiscal 2004. Net interest income for the third quarter of fiscal 2005 was $1,790,000 compared to $1,743,000 for the third quarter of fiscal 2004. Noninterest income was $475,000 for the third quarter of fiscal 2005 and $534,000 for the third quarter of fiscal 2004. Noninterest expense was $1,584,000 for the third quarter of fiscal 2005 and $1,664,000 for the third quarter of fiscal 2004.

Total assets at March 31, 2005 were $189.9 million, compared to $193.2 million at June 30, 2004, as the Bank used a portion of the proceeds from security maturities and growth in customer deposit accounts to originate loans as well as reducing borrowings from the Federal Home Loan Bank.

This earnings report may contain certain forward-looking statements, which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Peoples Ohio Financial Corp. stock is traded over the counter under the symbol "POHF." Sweeney Cartwright & Co. (Contact George Geissbuhler at 1-800-334-7481) and Robert W. Baird, Investments (Contact Bob Lucas at 1-888-223-3296) act as market-makers for the Company's stock.


Peoples Ohio Financial Corporation
Condensed, Consolidated Balance Sheets
March 31, 2005 and June 30, 2004
(in thousands)

                                                      March 31, 2005  June 30, 2004
                                                      --------------  -------------
                                                        (unaudited)
Assets
 Cash and Cash equivalents                            $        4,911  $      10,875
 Investment securities                                         4,684         16,242
 Loans, net                                                  164,787        150,735
 FHLB stock                                                    5,667          5,487
 Bank-owned life insurance                                     4,318          4,196
 Other assets                                                  5,579          5,661
                                                      --------------  -------------
     Total assets                                     $      189,946  $     193,196
                                                      ==============  =============

Liabilities and shareholders' equity
 Deposits                                             $      122,099  $     114,223
 FHLB advances                                                40,914         53,295
 Other liabilities                                             1,582            821
                                                      --------------  -------------
     Total liabilities                                       164,595        168,339
 Equity from ESOP shares                                         483            466
 Shareholders' equity                                         24,868         24,391
                                                      --------------  -------------
     Total liabilities and shareholders'              $      189,946  $     193,196
                                                      ==============  =============

equity

Peoples Ohio Financial Corporation
Condensed, Consolidated Statements of Income
For the Nine Months Ended March 31
(unaudited, in thousands, except share data)

                                                           Period ended    Period ended
                                                          March 31, 2005  March 31, 2004
                                                          --------------  --------------
Interest income                                           $        8,223  $        8,422
Interest expense                                                   2,947           3,189
                                                          --------------  --------------
   Net interest income                                             5,276           5,233
Provision for loan losses                                             90             100
                                                          --------------  --------------
   Net interest income after provision for loan loss               5,186           5,133
Noninterest income                                                 1,512           1,583
Noninterest expense                                                4,765           4,797
Income tax expense                                                   630             610
                                                          --------------  --------------
     Net income                                           $        1,303  $        1,309
                                                          ==============  ==============
Earnings per share:
   Basic                                                  $         0.18  $         0.18
                                                          ==============  ==============
   Diluted                                                $         0.18  $         0.17
                                                          ==============  ==============
Dividends per share                                       $        0.065  $         0.12
                                                          ==============  ==============

Peoples Ohio Financial Corporation
Condensed, Consolidated Statements of Income
For the Three Months Ended March 31
(unaudited, in thousands, except share data)

                                                          Quarter ended   Quarter ended
                                                          March 31, 2005  March 31, 2004
                                                          --------------  --------------
Interest income                                           $        2,760  $        2,750
Interest expense                                                     970           1,007
                                                          --------------  --------------
   Net interest income                                             1,790           1,743
Provision for loan losses                                             30              40
                                                          --------------  --------------
   Net interest income after provision for loan loss               1,760           1,703
Noninterest income                                                   475             535
Noninterest expense                                                1,584           1,664
Income tax expense                                                   211             169
                                                          --------------  --------------
     Net income                                           $          440             405
                                                          ==============  ==============
Earnings per share:
   Basic                                                  $         0.06  $         0.06
                                                          ==============  ==============
   Diluted                                                $         0.06  $         0.05
                                                          ==============  ==============

Peoples Ohio Financial Corporation
Selected Financial Data
(unaudited, in thousands)

                                                              As of            As of
                                                          March 31, 2005  March 31, 2004
                                                          --------------  --------------
Total assets                                              $      189,946  $      191,480
Investment securities                                              4,684          17,874
Total loans                                                      165,433         151,224
Allowance for loan losses (ALL)                                      646             918
ALL to total loans                                                  0.39%           0.61%
Non-performing assets                                     $          648  $        1,378

                          Three months ended      Three months ended    Nine months ended        Nine months ended
                            March 31, 2005          March 31, 2004       March 31, 2005           March 31, 2004
                          ------------------      ------------------    -----------------        -----------------
ROA (annualized)                       0.93%                   0.84%                0.91%                    0.88%
ROE (annualized)                       7.13%                   6.66%                7.10%                    7.19%


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              PEOPLES OHIO FINANCIAL CORPORATION



                                              By: /s/ RONALD B. SCOTT
                                                 -------------------------------
                                                 Ronald B. Scott
                                                           President


Date:  April 14, 2005